Notes Payable	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Notes Payable

6. Notes Payable

As of December 31, 2016, the Company had no debt outstanding.

Convertible Debt

During February 2014 through September 2014, the Company issued subordinated secured convertible promissory notes (the “2014 Notes”), to two related party investors totaling $12.0 million at an interest rate of 8.0% per annum. The outstanding principal and accrued and unpaid interest was convertible at the option of the investor into preferred shares in the Company.

The 2014 Notes included a change in control redemption which was deemed an embedded derivative. This redemption right and the right to convert at 75% of the price at which a new series of preferred stock was issued required the Company to bifurcate and separately account for the embedded derivatives, however the amount recorded and the impact on net loss was not material.

As part of the Stock Conversion on September 23, 2014, the holders of the 2014 Notes agreed to the issuance of shares of a newly created Series 1 convertible preferred stock in settlement of the 2014 Notes. The Company issued 8,813,203 Series 1 convertible preferred shares at a price of $1.40 per share through the settlement of $12,373,741 of convertible debt and related interest held by two separate investors. This transaction resulted in a gain on extinguishment of $378,251, which was recognized through equity during the year ended December 31, 2014, as this was a transaction with stockholders.